UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22039

First Trust Specialty Finance and Financial Opportunities Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

registrant’s telephone number, including area code: 630-765-8000

Date of fiscal year end: November 30

Date of reporting period: May 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

First Trust
Specialty Finance and Financial
Opportunities Fund (FGB)
Semi-Annual Report
For the Six Months Ended
May 31, 2020

First Trust Specialty Finance and Financial Opportunities Fund (FGB)
Semi-Annual Report
May 31, 2020
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Confluence Investment Management LLC (“Confluence” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Specialty Finance and Financial Opportunities Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of First Trust and Confluence are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
Semi-Annual Letter from the Chairman and CEO
May 31, 2020
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust Specialty Finance and Financial Opportunities Fund (the “Fund”), which contains detailed information about the Fund for the six months ended May 31, 2020.
Much has transpired since I last shared my thoughts with you. One event that has resonated with me more than any other in recent memory was the announcement by Federal Reserve (the “Fed”) Chairman Jerome Powell on June 10, 2020, that the Fed was not even “thinking about thinking about raising rates.” The Fed signaled its intention to leave short-term interest rates near zero until at least 2023. That level of conviction and commitment from the Fed is rare, and that gesture should be viewed as a positive for both the U.S. economy and securities markets, in my opinion. CEOs and executives can now fund any potential growth strategies they may have on the drawing board knowing that their cost of capital should remain near historically low levels for an extended period.
The Fed’s commitment to injecting massive amounts of stimulus into the economy is in response to the anticipated economic fallout from the coronavirus (“COVID-19”) pandemic. As of June 17, 2020, the estimate for real U.S. gross domestic product growth for the second quarter of 2020 was -45.5% (annualized), according to the Federal Reserve Bank of Atlanta. The U.S. economy contracted by an annualized 5.0% in the first quarter of 2020, according to the Bureau of Economic Analysis. The National Bureau of Economic Research, the organization that determines the beginning and end of business cycles in the U.S., reported on June 8, 2020, that U.S. economic activity peaked in February of this year. That marked the end of a 128-month economic expansion, the longest in this nation’s history. For all intents and purposes, the U.S. economy is now in a recession. The $64,000 question is as follows: “How long will it last?” While some pundits are predicting a V-shaped recovery, others are touting a U- or L-shaped recovery. Only time will tell. Brian Wesbury, Chief Economist at First Trust Advisors L.P., believes the economy is already sprouting green shoots, though he acknowledges it will take a few years to fully recover from the downturn.
So far in 2020, we have experienced a quick bear market in stocks followed by something that resembles a soft V-shaped recovery in stock prices, as measured by the S&P 500® Index (the “Index”). A bear market is defined as a 20% or more decline in price from the most recent peak. From February 19, 2020 (peak) through March 23, 2020, the Index declined in price by 33.92%, according to Bloomberg. From March 23, 2020 through May 29, 2020, the Index posted a price gain of 36.06%, leaving it just 10.10% below its peak on February 19. While we find this upswing in the Index to be encouraging, there is a clear disconnect between the performance of the stock market and the turmoil in the economy. As strange as it may be − let us hope it continues.
The climate for income-oriented investors has been a bit of a mixed bag. The Fed has communicated that it intends to essentially backstop the bond market by buying bonds, including municipals, corporates and select corporate bond exchange-traded funds, in the secondary market. To date, the Fed’s commitment, which can be interpreted as an aggressive effort to mitigate risk, has been well-received by investors, in my opinion. Income-oriented investors that favor dividend-paying stocks have a different climate to navigate. The Financial Times reported that global dividend payouts, as measured by the Janus Henderson Global Dividend Index, could decline by as much as $490 billion in 2020 due to companies cutting or suspending their dividend distributions, according to Wealth Professional (Canada). Year-to-date through May 31, 2020, a total of 19 companies in the S&P 500® Index had cut their dividend payouts and another 40 companies had suspended them, according to S&P Dow Jones Indices. There were no dividends suspended in 2019. Some companies may be pulling back on dividend distributions as a means of preserving liquidity over the near-term.
The bottom line is that it is too soon to know if the worst from the COVID-19 pandemic is likely behind us, in my opinion. U.S. businesses are in the process of reopening. Be prepared for a bumpy ride over the coming months and stay the course.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Specialty Finance and Financial Opportunities Fund (FGB)
“AT A GLANCE”
As of May 31, 2020 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FGB
Common Share Price	$3.70
Common Share Net Asset Value (“NAV”)	$2.80
Premium (Discount) to NAV	32.14%
Net Assets Applicable to Common Shares	$40,195,024
Current Quarterly Distribution per Common Share(1)	$0.1350
Current Annualized Distribution per Common Share	$0.5400
Current Distribution Rate on Common Share Price(2)	14.59%
Current Distribution Rate on NAV(2)	19.29%
Common Share Price & NAV (weekly closing price)

Performance
			Average Annual Total Returns
	6 Months Ended 5/31/20	1 Year Ended 5/31/20	5 Years Ended 5/31/20	10 Years Ended 5/31/20	Inception (5/25/07) to 5/31/20
Fund Performance(3)
NAV	-49.63%	-43.87%	-7.72%	1.00%	-3.92%
Market Value	-33.21%	-31.34%	-2.14%	3.61%	-2.18%
Index Performance
Blended Benchmark(4)	-30.24%	-22.89%	-0.34%	5.67%	1.93%
MSCI U.S. Investable Market Financials Index	-23.50%	-12.06%	2.65%	6.36%	-1.38%

Asset Classification	% of Total Investments
Common Stocks - Business Development Companies	95.5%
Real Estate Investment Trusts (REITs)	4.5
Total	100.0%

Industry Classification	% of Total Investments
Capital Markets	95.5%
Mortgage Real Estate Investment Trusts	4.5
Total	100.0%

Top Ten Holdings	% of Total Investments
TriplePoint Venture Growth BDC Corp.	10.6%
Hercules Capital, Inc.	8.5
Ares Capital Corp.	8.1
New Mountain Finance Corp.	7.8
BlackRock TCP Capital Corp.	7.4
Solar Capital Ltd.	7.2
Golub Capital BDC, Inc.	6.6
Barings BDC, Inc.	5.6
PennantPark Investment Corp.	5.4
Stellus Capital Investment Corp.	5.0
Total	72.2%
(1)	Most recent distribution paid or declared through 5/31/2020. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 5/31/2020. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(4)	The Blended Benchmark returns are calculated by using the monthly return of the three indices during each period shown above. At the beginning of each month the three indices are rebalanced, to account for divergence from that ratio that occurred during the course of each month, to the following ratio: 70% Wells Fargo BDC Index, 20% FTSE NAREIT Mortgage REIT Index, and 10% S&P SmallCap Financials Index. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Benchmark for each period shown above.

Portfolio Commentary
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
Semi-Annual Report
May 31, 2020 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Specialty Finance and Financial Opportunities Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Confluence Investment Management LLC, a registered investment advisor (“Confluence” or the “Sub-Advisor”), located in St. Louis, Missouri, serves as the sub-advisor to the Fund. The investment professionals at Confluence have over 80 years of aggregate portfolio management experience. Confluence professionals have invested in a wide range of specialty finance and other financial company securities during various market cycles, working to provide attractive risk-adjusted returns to clients.
Confluence Portfolio Management Team
Mark Keller, CFA
Chief Executive Officer and Chief Investment Officer
David Miyazaki, CFA
Senior Vice President and Portfolio Manager
Daniel Winter, CFA
Senior Vice President and Chief Investment Officer - Value Equity
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
The primary investment objective of the Fund is to seek a high level of current income. As a secondary objective, the Fund seeks an attractive total return. The Fund pursues its investment objectives by investing, under normal market conditions, at least 80% of its Managed Assets in a portfolio of securities of specialty finance and other financial companies that the Fund’s Sub-Advisor believes offer attractive opportunities for income and capital appreciation. Under normal market conditions, the Fund concentrates its investments in securities of companies within industries in the financial sector. “Managed Assets” means the total asset value of the Fund minus the sum of its liabilities, other than the principal amount of borrowings. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
Market Recap
The Fund is a financial sector fund with a particular focus on a niche called business development companies (“BDCs”). BDCs lend to, and invest in, private companies, oftentimes working with those not large enough to efficiently access the public markets. Each BDC has a unique profile, determined by its respective management team. Some specialize in particular industries, while others apply a more generalized approach and maintain a diversified portfolio. Both approaches can work effectively and offer shareholders a unique and differentiated return opportunity derived from the private markets.
During the six-month period ended May 31, 2020, the Fund had approximately 90% of its assets invested in 25 BDCs. The Fund also had allocation of approximately 10% in mortgage-backed securities real estate investment trusts (“MBS REITs”).
Performance Analysis
6 Months Total Return Ended 5/31/20
FGB Market Value Total Return	-33.21%
FGB NAV Total Return	-49.63%
Blended Benchmark*	-30.24%
*Components and weights of the Blended Benchmark: Wells Fargo BDC Index (70%); FTSE NAREIT Mortgage REIT Index (20%); S&P SmallCap Financials Index (10%).
Source: Bloomberg, BNY Mellon

Portfolio Commentary (Continued)
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
Semi-Annual Report
May 31, 2020 (Unaudited)
For the six-month period ended May 31, 2020, the Fund’s market value total return1 and the Fund’s net asset value (“NAV”) total return were both lower than that of the Blended Benchmark. With the onset of the coronavirus (“COVID-19”) economic shutdown, and the associated decline in equity prices, BDC stock prices plummeted. This decline was very acute in March 2020, and in some instances, even more severe than what unfolded during the 2008 financial crisis, and MBS REIT prices declined in similar form. As the value of the Fund’s assets declined, its leverage increased, and the Fund had to sell assets and deleverage. We believe the vast majority of the Fund’s underperformance, as well as the Fund’s NAV underperformance, relative to the Blended Benchmark in the first half of the fiscal year was a result of the leverage.
The Fund uses leverage because we believe that, over time, leverage provides opportunities for additional income and total return for common shareholders. However, the use of leverage can also expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of valuation changes on Common Share NAV and common shareholder total return is amplified by the use of leverage. Conversely, leverage may enhance Common Share returns during periods when the prices of securities held by the Fund generally are rising. For the performance referenced above, the use of leverage had a negative impact on returns.
We believe much of the rapid decline in BDC and MBS REIT prices during the month of March 2020 was in part caused by a severe liquidity crisis. Credit markets were locking up and investors seemingly concluded that these companies, which invest in loans and pools of loans, would incur significant losses caused by a COVID-19 recession. As investors rushed to sell shares, trading volume spiked and, with few buyers, stock prices declined precipitously.
By late March, with significant assistance provided by the Federal Reserve (the “Fed”), credit markets began to settle down. In turn, so too did many equities, including BDCs and MBS REITs. Trading volume began to normalize and prices recovered through April and May. Although the Fund participated in this recovery, it did so from a posture of lower leverage and fewer assets.
Market and Fund Outlook
The impact of the COVID-19 induced recession continues to unfold. Clearly, the severity of the economic and societal shutdown was deep, in some cases driving business revenue down to essentially zero. Many businesses will unfortunately not survive, while others will have opportunities to recover and perhaps even make some lemonade from an abundance of lemons. We believe the sorting mechanism between these two categories is likely to come from the length of time it takes for the economy and consumer activity to improve and recover. More resources and a better understanding of COVID-19 create more opportunities for businesses to open sooner and more completely; on the other hand, virus mutations, changing transmission conditions and incorrect policies may pave the way for a longer recovery time frame, and additional waves of infections and shutdowns. Therefore, we continue to monitor the economy with the expectation that the nature of how BDCs make it through this environment will depend greatly upon how long the shutdown/slowdown lasts.
As always, BDC managers are working closely with the middle-market borrowers in their portfolios. In some instances, many of these small to mid-sized businesses have been able to access helpful programs from the government, including the Paycheck Protection Program. In other situations, borrowers are in need of assistance that may involve loan modifications from lenders like BDCs. Generally speaking, we believe BDCs are in a good position to provide support to these borrowers but may require equity owners to also support the businesses with more capital. All that being said, the COVID-19 shutdown has already created increased loan defaults and nonaccruals. If these trends continue, we believe BDC losses will rise and their capacity to earn income and pay dividends will decline. As an early indicator, BDC NAVs were marked lower during the first half of the Fund’s fiscal year and some BDCs lowered their dividends given the uncertainty they were facing.
On the positive side, we note that BDCs entered the COVID-19 crisis era with relatively strong balance sheets. Regulations limit the amount of debt a BDC can utilize and having less leverage relative to other financial industries has been very helpful. In addition, BDC managers usually have significant experience dealing with borrower restructuring and this resource opens the door to constructive outcomes where borrowers are in stress. Finally, many BDCs have a significant amount of available capital which allows some to “play offense” and underwrite new loans in an environment that has become much more favorable for lenders. The ability to be opportunistic may help offset challenges from existing loans, or may even allow some BDCs to come through the crisis in better shape than they were going in.
Uncertainty in the mortgage markets has created a challenging environment for MBS REITs. The frequency, duration and workout complexity associated with mortgage delinquencies is on an uncharted path, meaning that MBS interest rate models may not provide
[1]	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary (Continued)
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
Semi-Annual Report
May 31, 2020 (Unaudited)
helpful guidance with regard to interest and principal payments. On the other hand, the Fed’s presence in the market is powerful and is expected to help lower volatility and improve liquidity. Looking forward, we believe MBS REITs can continue to make meaningful contributions to the Fund’s objective of pursuing income. We believe there is likely to be more certainty among Agency MBS relative to non-Agency MBS and we intend to maintain the Fund’s emphasis on Agency MBS REIT exposures.
Leverage is often described as a “two-edged sword” that helps to improve income and returns during stable or positive environments, while cutting in opposite form by exacerbating losses when the environment is volatile or negative. In March 2020, the rapid decline in BDC and MBS REIT prices forced deleveraging for the Fund, adversely affecting the Fund’s ability to maintain its previous level of income. Our forward view is that the Fund can continue to provide meaningful income, albeit at a lower level, with an ongoing focus on BDCs alongside a smaller allocation to MBS REITs. We believe this profile is unique and continues to provide a differentiated return exposure derived from a growing industry.

First Trust Specialty Finance and Financial Opportunities Fund (FGB)
Portfolio of Investments
May 31, 2020 (Unaudited)
Shares	Description	Value
COMMON STOCKS – BUSINESS DEVELOPMENT COMPANIES – 108.8%
	Capital Markets – 108.8%
133,700	Apollo Investment Corp. (a)	$1,350,370
250,000	Ares Capital Corp. (a)	3,687,500
327,594	Barings BDC, Inc. (a)	2,542,130
400,900	BlackRock Capital Investment Corp. (a)	1,086,439
331,863	BlackRock TCP Capital Corp. (a)	3,385,003
20,238	Capital Southwest Corp. (a)	282,927
25,408	Crescent Capital BDC, Inc. (a)	311,756
108,063	Goldman Sachs BDC, Inc. (a)	1,815,458
250,000	Golub Capital BDC, Inc. (a)	3,035,000
350,000	Hercules Capital, Inc. (a)	3,899,000
130,340	Investcorp Credit Management BDC, Inc. (a)	526,574
10,107	Main Street Capital Corp. (a)	315,338
466,714	Medley Capital Corp. (b)	312,698
377,564	New Mountain Finance Corp. (a)	3,586,858
287,084	OFS Capital Corp. (a)	1,432,549
30,000	Owl Rock Capital Corp.	370,200
20,000	PennantPark Floating Rate Capital Ltd. (a)	166,400
755,081	PennantPark Investment Corp. (a)	2,476,666
340,472	Portman Ridge Finance Corp.	442,614
195,709	Solar Capital Ltd. (a)	3,291,825
286,126	Stellus Capital Investment Corp. (a)	2,303,314
121,751	TPG Specialty Lending, Inc. (a)	2,240,219
483,845	TriplePoint Venture Growth BDC Corp. (a)	4,848,127
	Total Common Stocks - Business Development Companies	43,708,965
	(Cost $70,690,028)
REAL ESTATE INVESTMENT TRUSTS – 5.1%
	Mortgage Real Estate Investment Trusts – 5.1%
108,500	Capstead Mortgage Corp. (a)	549,010
334,949	Two Harbors Investment Corp. (a)	1,513,969
	Total Real Estate Investment Trusts	2,062,979
	(Cost $4,776,193)
	Total Investments – 113.9%	45,771,944
	(Cost $75,466,221) (c)
	Outstanding Loan – (14.7)%	(5,900,000)
	Net Other Assets and Liabilities – 0.8%	323,080
	Net Assets – 100.0%	$40,195,024

(a)	All or a portion of this security serves as collateral on the outstanding loan.
(b)	Non-income producing security.
(c)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of May 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $274,459 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $29,968,736. The net unrealized depreciation was $29,694,277.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of May 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 5/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks - Business Development Companies*	$ 43,708,965	$ 43,708,965	$ —	$ —
Real Estate Investment Trusts*	2,062,979	2,062,979	—	—
Total Investments	$ 45,771,944	$ 45,771,944	$—	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Specialty Finance and Financial Opportunities Fund (FGB)
Statement of Assets and Liabilities
May 31, 2020 (Unaudited)
ASSETS:
Investments, at value (Cost $75,466,221)	$ 45,771,944
Cash	474,989
Foreign currency (Cost $26)	19
Receivables:
Dividends	44,062
Common Shares issued under the Dividend Reinvestment Plan	18,907
Prepaid expenses	14,811
Total Assets	46,324,732
LIABILITIES:
Outstanding loan	5,900,000
Payables:
Investment securities purchased	103,596
Investment advisory fees	35,704
Interest and fees on loan	29,563
Audit and tax fees	28,295
Shareholder reporting fees	11,548
Transfer agent fees	8,112
Custodian fees	6,581
Trustees’ fees and expenses	2,803
Administrative fees	2,364
Financial reporting fees	771
Other liabilities	371
Total Liabilities	6,129,708
NET ASSETS	$40,195,024
NET ASSETS consist of:
Paid-in capital	$ 114,887,710
Par value	143,676
Accumulated distributable earnings (loss)	(74,836,362)
NET ASSETS	$40,195,024
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$2.80
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	14,367,591
See Notes to Financial Statements

First Trust Specialty Finance and Financial Opportunities Fund (FGB)
Statement of Operations
For the Six Months Ended May 31, 2020 (Unaudited)
INVESTMENT INCOME:
Dividends	$ 4,681,911
Interest	1,173
Total investment income	4,683,084
EXPENSES:
Investment advisory fees	404,693
Interest and fees on loan	218,723
Excise tax expense	66,550
Shareholder reporting fees	25,185
Audit and tax fees	24,595
Administrative fees	16,488
Transfer agent fees	15,450
Listing expense	11,857
Custodian fees	8,341
Trustees’ fees and expenses	8,128
Financial reporting fees	4,625
Legal fees	3,281
Other	4,522
Total expenses	812,438
NET INVESTMENT INCOME (LOSS)	3,870,646
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(22,579,824)
Net change in unrealized appreciation (depreciation) on investments	(22,291,383)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(44,871,207)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(41,000,561)

See Notes to Financial Statements

First Trust Specialty Finance and Financial Opportunities Fund (FGB)
Statements of Changes in Net Assets
	Six Months Ended 5/31/2020 (Unaudited)	Year Ended 11/30/2019
OPERATIONS:
Net investment income (loss)	$ 3,870,646	$ 8,326,259
Net realized gain (loss)	(22,579,824)	(4,080,290)
Net change in unrealized appreciation (depreciation)	(22,291,383)	7,265,869
Net increase (decrease) in net assets resulting from operations	(41,000,561)	11,511,838
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(3,877,797)	(5,694,198)
Return of capital	—	(3,782,021)
Total distributions to shareholders	(3,877,797)	(9,476,219)
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested	18,907	59,205
Net increase (decrease) in net assets resulting from capital transactions	18,907	59,205
Total increase (decrease) in net assets	(44,859,451)	2,094,824
NET ASSETS:
Beginning of period	85,054,475	82,959,651
End of period	$ 40,195,024	$ 85,054,475
CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	14,362,212	14,352,033
Common Shares issued as reinvestment under the Dividend Reinvestment Plan	5,379	10,179
Common Shares at end of period	14,367,591	14,362,212
See Notes to Financial Statements

First Trust Specialty Finance and Financial Opportunities Fund (FGB)
Statement of Cash Flows
For the Six Months Ended May 31, 2020 (Unaudited)
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(41,000,561)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(3,755,971)
Sales, maturities and paydown of investments	23,041,154
Net realized gain/loss on investments	22,579,824
Net change in unrealized appreciation/depreciation on investments	22,291,383
Changes in assets and liabilities:
Decrease in dividends receivable	211,349
Increase in prepaid expenses	(11,715)
Decrease in interest and fees payable on loan	(24,311)
Decrease in investment advisory fees payable	(54,913)
Decrease in audit and tax fees payable	(22,605)
Decrease in legal fees payable	(721)
Decrease in shareholder reporting fees payable	(1,432)
Decrease in administrative fees payable	(2,232)
Increase in custodian fees payable	1,095
Increase in transfer agent fees payable	2,338
Decrease in Trustees’ fees and expenses payable	(4,014)
Decrease in other liabilities payable	(930)
Cash provided by operating activities		$23,247,738
Cash flows from financing activities:
Distributions to Common Shareholders from investment operations	(3,877,797)
Repayment of borrowing	(20,760,000)
Proceeds from borrowing	1,660,000
Cash used in financing activities		(22,977,797)
Increase in cash and foreign currency		269,941
Cash and foreign currency at beginning of period		205,067
Cash and foreign currency at end of period		$475,008
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$243,034

See Notes to Financial Statements

First Trust Specialty Finance and Financial Opportunities Fund (FGB)
Financial Highlights
For a Common Share outstanding throughout each period
	Six Months Ended 5/31/2020 (Unaudited)	Year Ended November 30,
		2019	2018	2017	2016	2015
Net asset value, beginning of period	$ 5.92	$ 5.78	$ 6.42	$ 6.82	$ 6.54	$ 7.72
Income from investment operations:
Net investment income (loss)	0.27	0.58	0.66	0.54	0.66	0.64
Net realized and unrealized gain (loss)	(3.12)	0.22	(0.60)	(0.24)	0.32	(1.12) (a)
Total from investment operations	(2.85)	0.80	0.06	0.30	0.98	(0.48)
Distributions paid to shareholders from:
Net investment income	(0.27)	(0.40)	(0.63)	(0.60)	(0.66)	(0.67)
Return of capital	—	(0.26)	(0.07)	(0.10)	(0.04)	(0.03)
Total distributions paid to Common Shareholders	(0.27)	(0.66)	(0.70)	(0.70)	(0.70)	(0.70)
Premiums from shares sold in at the market offering	—	—	—	—	—	0.00 (b)
Net asset value, end of period	$2.80	$5.92	$5.78	$6.42	$6.82	$6.54 (a)
Market value, end of period	$3.70	$5.90	$6.07	$6.38	$7.00	$6.17
Total return based on net asset value (c)	(49.63)%	14.58%	1.09%	4.23%	16.39%	(6.25)% (a)
Total return based on market value (c)	(33.21)%	8.74%	6.83%	0.91%	26.63%	(20.42)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 40,195	$ 85,054	$ 82,960	$ 92,165	$ 97,753	$ 93,659
Ratio of total expenses to average net assets	2.54% (d)	2.56%	2.38%	2.02%	1.87%	1.85%
Ratio of total expenses to average net assets excluding interest expense	1.85% (d)	1.60%	1.58%	1.52%	1.54%	1.63%
Ratio of net investment income (loss) to average net assets	12.09% (d)	9.95%	10.79%	7.66%	10.42%	9.14%
Portfolio turnover rate	5%	7%	12%	5%	13%	10%
Indebtedness:
Total loan outstanding (in 000’s)	$ 5,900	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 25,000
Asset coverage per $1,000 of indebtedness (e)	$ 7,813	$ 4,402	$ 4,318	$ 4,687	$ 4,910	$ 4,746

(a)	The Fund received a reimbursement from the sub-advisor in the amount of $15 in connection with a trade error, which represents less than $0.01 per share. Since the sub-advisor reimbursed the Fund, there was no effect on the total return.
(b)	Amount represents less than $0.01 per share.
(c)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(d)	Annualized.
(e)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
May 31, 2020 (Unaudited)
1. Organization
First Trust Specialty Finance and Financial Opportunities Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on March 20, 2007, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FGB” on the New York Stock Exchange (“NYSE”).
The primary investment objective of the Fund is to seek a high level of current income. As a secondary objective, the Fund seeks an attractive total return. The Fund pursues its investment objectives by investing, under normal market conditions, at least 80% of its Managed Assets in a portfolio of securities of specialty finance and other financial companies that Confluence Investment Management LLC (“Confluence” or the “Sub-Advisor”) believes offer attractive opportunities for income and capital appreciation. Under normal market conditions, the Fund concentrates its investments in securities of companies within industries in the financial sector. “Managed Assets” means the total asset value of the Fund minus the sum of its liabilities, other than the principal amount of borrowings. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, real estate investment trusts (“REITs”), and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value

Notes to Financial Statements (Continued)
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
May 31, 2020 (Unaudited)
prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of May 31, 2020, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis.
The Fund holds shares of business development companies (“BDCs”) and may hold shares of exchange-traded funds (“ETFs”). The Fund records the character of distributions received from the BDCs during the year based on estimates available. The tax character of distributions received from these securities may vary when reported by the issuer after their tax reporting periods conclude.

Notes to Financial Statements (Continued)
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
May 31, 2020 (Unaudited)
Distributions received from the Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of any net realized capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.
The tax character of distributions paid by the Fund during the fiscal year ended November 30, 2019, was as follows:
Distributions paid from:
Ordinary income	$8,205,804
Capital gains	—
Return of capital	3,782,021
As of November 30, 2019, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(20,101,090)
Net unrealized appreciation (depreciation)	(9,856,914)
Total accumulated earnings (losses)	(29,958,004)
Other	—
Paid-in capital	115,012,479
Total net assets	$85,054,475
D. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses arising in taxable years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At November 30, 2019, the Fund had post-enactment net capital losses of $20,101,090 to be carried forward indefinitely.
At the taxable year ended November 30, 2019, $5,452,015 of the Fund’s capital loss carryforward expired.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended November 30, 2019, the Fund did not incur any net ordinary losses.

Notes to Financial Statements (Continued)
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
May 31, 2020 (Unaudited)
The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2016, 2017, 2018, and 2019 remain open to federal and state audit. As of May 31, 2020, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
E. Expenses
The Fund will pay all expenses directly related to its operations.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
Confluence serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.50% of the Fund’s Managed Assets that is paid by First Trust from its investment advisory fee.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended May 31, 2020, were $3,859,567 and $23,041,154, respectively.
5. Borrowings
The Fund has a committed facility agreement (the “BNP Facility”) with BNP Paribas Prime Brokerage International, Ltd. (“PBL”), which currently has a maximum commitment amount of $25,000,000. Absent certain events of default or failure to maintain certain collateral requirements, PBL may not terminate the BNP Facility except upon 179 calendar days’ prior notice. The interest rate under the BNP Facility is equal to the 1-month LIBOR plus 85 basis points. In addition, under the BNP Facility, the Fund pays a commitment fee of 0.55% on the undrawn amount.
The average amount outstanding for the six months ended May 31, 2020 was $16,667,432, with a weighted average interest rate of 2.30%. As of May 31, 2020, the Fund had outstanding borrowings of $5,900,000 under the BNP Facility. The high and low annual interest rates for the six months ended May 31, 2020 were 2.65% and 1.02%, respectively, and the interest rate at May 31, 2020 was 1.03%.

Notes to Financial Statements (Continued)
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
May 31, 2020 (Unaudited)
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
7. Financial Sector Concentration Risk
Under normal market conditions, the Fund invests at least 80% of its Managed Assets in securities of companies within industries in the financial sector. A fund concentrated in a single industry or sector is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock, or regulatory changes. Specialty finance and other financial companies in general are subject to extensive government regulation, which may change frequently. The profitability of specialty finance and other financial companies is largely dependent upon the availability and cost of capital funds, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. From time to time, severe competition may also affect the profitability of specialty finance and other financial companies. Financial companies can be highly dependent upon access to capital markets and any impediments to such access, such as general economic conditions or a negative perception in the capital markets of a company’s financial condition or prospects, could adversely affect its business. Leasing companies can be negatively impacted by changes in tax laws which affect the types of transactions in which such companies engage.
8. Other Matters
By operation of law, the Fund now operates as a diversified closed-end management investment company as defined in Section 5(b) of the 1940 Act.
9. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
May 31, 2020 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
May 31, 2020 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 22, 2020. At the Annual Meeting, Robert F. Keith was elected by the Common Shareholders of First Trust Specialty Finance and Financial Opportunities Fund as the Class I Trustee for a three-year term expiring at the Fund’s annual meeting of shareholders in 2023. The number of votes cast in favor of Mr. Keith was 12,255,958, the number of votes against was 710,137 and the number of broker non-votes was 1,396,117. Richard E. Erickson, Thomas R. Kadlec, James A. Bowen and Niel B. Nielson are the other current and continuing Trustees.
Risk Considerations
The following discussion summarizes certain (but not all) of the principal risks associated with investing in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review. The order of the below risk factors does not indicate the significance of any particular risk factor.
Business Development Company (“BDC”) Risk. Investments in closed-end funds that elect to be treated as BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity markets or capital raising, and investments in these companies present a greater risk of loss due to the companies’ youth and limited track record. As a result, a BDC’s portfolio could include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Investments in BDCs are subject to various risks, including management’s ability to meet the BDC’s investment objective, and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. Certain BDCs in which the Fund invests employ the use of leverage in their portfolios through borrowings or in the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, the leverage also subjects the BDC to increased risks, including the likelihood of increased volatility and the possibility that the BDC’s common share income will fall if the dividend rate on any preferred shares or the interest rate on any borrowings rises. In addition, the market price for BDCs, together with other dividend paying stocks, may be negatively affected by a rise in interest rates. Alternatively, declining interest rates could adversely impact the earnings of BDCs in which the Fund invests, as new loan originations would likely be made at lower yields. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV.
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Financial Sector Concentration Risk. Under normal market conditions, the Fund invests at least 80% of its managed assets in securities of companies within industries in the financial sector. A fund concentrated in a single industry or sector is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock, or regulatory changes. Specialty finance and other financial companies in general are subject to extensive government regulation, which may change frequently. The profitability of specialty finance and other financial companies is largely dependent upon the availability and cost of capital funds, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. From time to time, severe competition may also affect the profitability of specialty finance and other financial companies. Financial companies can be highly dependent upon access to capital markets and any impediments to such access, such as general economic conditions or a negative perception in the capital markets of a company’s financial condition or

Additional Information (Continued)
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
May 31, 2020 (Unaudited)
prospects, could adversely affect its business. Leasing companies may be negatively impacted by changes in tax laws which affect the types of transactions in which such companies engage.
Illiquid Securities Risk. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid securities are also more difficult to value, especially in challenging markets.
Income Risk. The income common shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, distribution rates of the Fund’s portfolio holdings may decline which then may adversely affect the Fund’s distributions on its common shares as well. The Fund’s income also would likely be adversely affected when prevailing short-term interest rates increase and the Fund is utilizing leverage.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Market Risk. Securities held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future.
Potential Conflicts of Interest Risk. First Trust, Confluence and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and Confluence currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to Confluence) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and Confluence have a financial incentive to leverage the Fund.
REIT, Mortgage-Related and Asset-Backed Securities Risk. Investing in REITs involves certain unique risks in addition to investing in the real estate industry in general. REITs are subject to interest rate risk (especially mortgage REITs) and the risk of default by lessees or borrowers. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by the ability of the issuers of its portfolio of mortgages to repay their obligations. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, their securities may trade less frequently and in a limited volume, and their securities may be subject to more abrupt or erratic price movements than larger company securities. In addition to REITs, the Fund may invest in a variety of other mortgage-related securities, including commercial mortgage securities and other mortgage-backed instruments. Mortgage-related securities are susceptible to adverse economic, political or regulatory events that affect the value of real estate. Mortgage-related securities are also significantly affected by other factors such as borrower defaults, delinquencies, realized or

Additional Information (Continued)
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
May 31, 2020 (Unaudited)
liquidation losses and other shortfalls. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities.
In addition, mortgage-related securities are subject to prepayment risk, the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund’s returns because the Fund may have to reinvest that money at lower prevailing interest rates.
The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. In general, mortgage-related securities and asset-backed securities are subject to credit risk, extension risk, interest rate risk, liquidity risk and valuation risk.
Specialty Finance and Other Financial Companies Risks. The profitability of specialty finance and other financial companies in which the Fund may invest is largely dependent upon the availability and cost of capital, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. Any impediments to a specialty finance or other financial company’s access to capital markets, such as those caused by general economic conditions or a negative perception in the capital markets or the company’s financial condition or prospects, could adversely affect such company’s business. From time to time, severe competition may also affect the profitability of specialty finance and other financial companies. Specialty finance and other financial companies are subject to rapid business changes, significant competition, value fluctuations due to the concentration of loans in particular industries significantly affected by economic conditions (such as real estate or energy) and volatile performance based upon the availability and cost of capital and prevailing interest rates. In addition, credit and other losses resulting from the financial difficulties of borrowers or other third parties potentially may have an adverse effect on companies in these industries.
Valuation Risk. The valuation of the Fund’s investments may carry more risk than that of traditional common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Confluence Investment Management LLC
20 Allen Avenue, Suite 300
Saint Louis, MO 63119
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

On May 28, 2020, the By-Laws of the registrant were amended and restated (the “Amended By-Laws”). The Amended By-Laws include, among other things, additional procedures to be followed by shareholders recommending nominees to the registrant’s Board of Trustees as well by the nominees themselves.  Under the Amended By-Laws, in connection with any shareholder nominating a person for election as a Trustee, such shareholder must obtain from the Secretary of the registrant a questionnaire to be completed by the nominee which must be returned and received by the Secretary at the principal executive offices of the registrant within ten (10) business days after the Secretary sends such questionnaire.  Additionally, the Amended By-Laws require that a shareholder notice of the nomination of a person for election as a Trustee must include a representation from the nominee that the nominee intends to appear in person at the shareholder meeting and, to be eligible for election as a Trustee, the shareholder nominee must be in attendance at the meeting at which such nominee is to stand for election.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Specialty Finance and Financial Opportunities Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	July 31, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	July 31, 2020
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	July 31, 2020

* Print the name and title of each signing officer under his or her signature.